UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 26, 2004




                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077


           Delaware                                          13-3078745
           --------                                          ----------
 (State or other Jurisdiction                              (I.R.S. Employer
       of Incorporation)                                  Identification No.)


                     120 Old Post Road, Rye, New York 10580
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

          (c)   Exhibits

      99.1 Press Release issued by Mobius Management Systems, Inc. dated July 26, 2004.

Item 12. Results of Operations and Financial Condition.

      On July 26, 2004, Mobius Management Systems, Inc. issued a press release announcing, among other things, its preliminary financial results for the fiscal fourth quarter and year end of 2004. A copy of this press release is attached hereto as Exhibit 99.1. The information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  July 27, 2004


                                        MOBIUS MANAGEMENT SYSTEMS, INC.

                                        By: /s/ Raymond F. Kunzmann
                                           ----------------------------------
                                           Raymond F. Kunzmann
                                           Chief Financial Officer (Principal
                                           Financial and Accounting Officer)